SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 2, 1998


                         Commission File Number 0-12788


                          CASEY'S GENERAL STORES, INC.
             (Exact name of registrant as specified in its charter)


                  IOWA                                        42-0935283
     (State or other jurisdiction of                      (I.R.S. Employer
      incorporation or organization)                     Identification Number)


                       ONE CONVENIENCE BLVD., ANKENY, IOWA
                    (Address of principal executive offices)

                                      50021
                                   (Zip Code)

                                 (515) 965-6100
              (Registrant's telephone number, including area code)

                                      NONE
                          (Former name, former address
                          if changed since last report)

Item 5.           OTHER EVENTS.

     On March 2, 1998, the Board of Directors approved amendments to the existing employment agreements with Donald F. Lamberti and Ronald M. Lamb, under which Mr. Lamb would assume the position of Chief Executive Officer of the Company and Mr. Lamberti would assume a new position as Chairman of the Executive Committee. The amendments are intended to implement the transition of Mr. Lamb to the position of Chief Executive Officer, and become effective as of May 1, 1998.

     Copies of the amendments are being filed as exhibits to this Form 8-K.


Item 7.           EXHIBITS.

10.21(b) First Amendment to Amended and Restated Employment Agreement with Donald F. Lamberti

10.22(b) First Amendment to Amended and Restated Employment Agreement with Ronald M. Lamb

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         CASEY'S GENERAL STORES, INC.



Date:  April 1, 1998           By:       /s/ Douglas K. Shull
                                         -----------------------------
                                         Douglas K. Shull
                                         Treasurer and Chief Financial Officer

                                    EXHIBITS


EXHIBIT                             DESCRIPTION                           PAGE

10.21(b)                   First Amendment to Amended and Restated         5
                           Employment Agreement with Donald F. Lamberti

10.22(b)                   First Amendment to Amended and Restated         7
                           Employment Agreement with Ronald M. Lamb